Supplement Dated January 12, 2021
To the Summary Prospectus Dated November 27, 2020 of
TrimTabs U.S. Free Cash Flow Quality ETF (TTAC) (the “Fund”)

Important Notice to Investors

Effective on or about March 1, 2021, TrimTabs Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), will implement changes to the Fund’s investment process, such that the resulting portfolio will more closely align with the Adviser’s proprietary, systematic stock selection models (the “Systematic Models”), on which the Adviser currently relies in managing the Fund’s portfolio. This will result in certain changes to the Fund’s portfolio, including:

1)	making free cash flow the dominant return driver of the Fund’s portfolio, and moving considerations pertaining to shares reduction and leverage into an exclusionary screening process;
2)	utilizing modified market capitalization weightings, where securities are weighted based on free cash flow factor strength and log transformation of market capitalization, instead of equal weightings;
3)	increasing the number of holdings in the Fund’s portfolio from 80 to 120 stocks, to approximately 150 stocks, each under normal circumstances; and
4)	applying tighter portfolio manager discretion beyond the Systematic Models.

Accordingly, effective on or about March 1, 2021, the following information replaces in its entirety the information pertaining to the Fund’s investment process, which appears after the first paragraph under the heading “Principal Investment Strategies” in the Fund’s Summary Prospectus:

The Adviser utilizes proprietary, systematic stock selection models (the “Systematic Models”), which are based on the Adviser’s research and analysis, to select securities eligible for inclusion in the Fund’s portfolio. The Systematic Models evaluate securities included in the Index and rank them based on proprietary measures of free cash flow, which represents the cash that a company is able to generate after accounting for capital expenditures. The top decile of securities ranked are intended to represent the companies with the strongest proprietary free cash flow rankings.

Under normal market circumstances, approximately 150 of the highest ranked securities are selected by the Systematic Models and reweighted to create a modified market capitalization, log weighted portfolio, which allows for increased exposure to companies with the strongest proprietary free cash flow rankings while enhancing issuer diversification, as compared to a market capitalization weighted portfolio. The final basket of securities selected by the Systematic Models are then given an aggregate environmental, social and governance (“ESG”) rating based on the weighted average score of all securities comprising the portfolio (the “Portfolio ESG Score”). If the Portfolio ESG Score does not satisfy any of the following criteria (the “ESG Criteria”), which are based on third-party research, then the Adviser will remove individual securities from the portfolio until the Portfolio ESG Score satisfies all three criteria:  (i) the ESG risk rank is above “average”; (ii) the individual environmental risk score, social risk score, and governance risk score are in the top 10%; and (iii) the carbon risk score is in the top 10%.  A high ESG rating is intended to imply a lower ESG risk.

The Adviser will primarily place trades for the Fund’s portfolio based on information received from the Systematic Models, but will generally utilize its own discretion to:

a)	screen out companies with an extreme rise in shares count and/or increase in leverage;
b)	screen out individual securities if the Portfolio ESG Score does not satisfy any of the ESG Criteria, as discussed above;

c)	reserve the ability to raise cash during abnormal market conditions; and
d)	perform other active trades for securities with significant events and/or corporate actions.

While the Systematic Models are run on a daily basis, they typically update on a quarterly basis after companies report their quarterly earnings and balance sheet data. Accordingly, the Adviser will generally trade the Fund’s assets more actively on a quarterly basis, after the Systematic Models are updated, although the Adviser maintains full discretion to modify the Fund’s portfolio, subject to the oversight and supervision of the Board of Trustees of the Trust (the “Board”), at any time.

Because the consideration of ESG ratings is just one component of the Adviser’s overall investment process, which primarily targets securities with the strongest proprietary free cash flow rankings, the Adviser may still invest the Fund’s assets in securities of issuers with high ESG risk profiles. The ESG factors on which the Portfolio ESG Score is based may change over time, and one or more factors may not be relevant with respect to all securities eligible for investment by the Fund.

In addition, effective on or about March 1, 2021, the following risk will be added to the “Principal Risks” section of the Fund’s Summary Prospectus:

ESG Evaluation Risk. The ESG factors utilized in rating the Fund’s portfolio and individual securities may vary across eligible investments and issuers, and not every ESG factor may be identified or evaluated by the Adviser. The Fund’s portfolio will not be solely based on ESG considerations and, therefore, the issuers in which the Fund invests may not be considered ESG-focused issuers. In addition, because individual securities are only excluded from the Fund’s portfolio based on their ESG rating if the Portfolio ESG Score fails to satisfy the ESG Criteria, the Fund will likely invest in securities that, individually, would not satisfy the ESG Criteria. The evaluation of ESG ratings may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not assess an issuer’s ESG rating or that use a different methodology or different factors to determine a security’s or an entire portfolio’s ESG rating. Information used by the Adviser to evaluate the ESG rating of the Fund’s portfolio or any individual security may not be readily available, complete or accurate, and may vary across providers and issuers, as ESG is not a uniformly defined characteristic. There is no guarantee that screening the Fund’s portfolio or individual securities based on their ESG ratings will increase the Fund’s performance.

Please keep this supplement with your Summary Prospectus for future reference.

2